DECEMBER 2019 ARROWMARK ACQUIRING STONECASTLE’S BANK ASSET MANAGEMENT PLATFORM TO CREATE LEADING BANK/CREDIT INVESTMENT COMPANY Overview Presentation

Disclaimers

Forward-Looking Statements

This presentation, and all oral statements made regarding the subject matter of this communication, contain forward-looking statements, including statements regarding the transaction described in this presentation. Such forward-looking statements reflect current views with respect to future events and financial performance. Statements that include the words "should," "would," "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this material for within the meaning of the federal securities laws. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause results to differ materially from those projected in the forward-looking statements are the following: any delay or failure to consummate the proposed transaction; failure to obtain requisite stockholder approval for the proposals set forth in a proxy statement; the new investment adviser's ability to manage StoneCastle Financial Corp.'s investment strategy as anticipated; the impact that any litigation may have on the parties or the transaction; risks related to the diversion of management's attention from StoneCastle Financial Corp.'s ongoing business operations; and the impact of potential legislative, regulatory and competitive changes. Additional risk factors that may affect future results are contained in the StoneCastle Financial Corp.'s filings with the U.S. Securities and Exchange Commission (the "SEC"), which are available at the SEC's website http://www.sec.gov. Any forward-looking statements speak only as of the date of this communication. StoneCastle Financial Corp. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the transaction, StoneCastle Financial Corp. intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A ("Proxy Statement") that will provide additional information about the proposed transaction. **INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, AMONG OTHER THINGS, ABOUT STONECASTLE FINANCIAL CORP., STONECASTLE ASSET MANAGEMENT LLC, ARROWMARK PARTNERS, AND STONECASTLE-ARROWMARK ASSET MANAGEMENT LLC, AND THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT.** Investors and stockholders may obtain these documents (and any other documents filed by the Company with the SEC) free of charge at the SEC's website at http://www.sec.gov. and from StoneCastle Financial Corp.'s website (www.stonecastle-financial.com). Investors and stockholders may also obtain free copies of the proxy statement (when it becomes available) and other documents filed with the SEC by StoneCastle Financial Corp. free of charge by contacting Julie Muraco, StoneCastle Financial Corp.'s Investor Relations contact, at 347-887-0324. Investors and stockholders are urged to read the Proxy Statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed new investment advisory agreement in connection with the transaction discussed herein, StoneCastle Financial Corp. intends to file with the SEC and mail to its stockholders a proxy statement on Schedule 14A that will provide additional information about the transaction.

Participants in the Solicitation

StoneCastle Financial Corp., StoneCastle Asset Management LLC, Arrowmark Partners, and StoneCastle-Arrowmark Asset Management LLC may be deemed to be participants in the anticipated solicitation of proxies from the Company's stockholders in connection with the transaction. Information regarding StoneCastle Financial Corp.'s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 23, 2019, and subsequent filings which the Company has made with the SEC. Information regarding StoneCastle Asset Management LLC's directors and officers is available on its Form ADV currently on file with the SEC. Information regarding the directors and executive officers of Arrowmark Partners is available at https://www.arrowmarkpartners.com. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, which may be different than those of the Company's stockholders generally, will be set forth in the proxy statement when it becomes available and in other relevant materials to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

The information in this presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

2

STONECASTLE AND ARROWMARK TO FORM LEADING BANK INVESTMENT PLATFORM ▪ ArrowMark Partners (“ArrowMark” or “AMP”) has agreed to acquire StoneCastle Asset Management’s (“SAM”) specialized community bank investment platform (the “Transaction”) ▪ ArrowMark established StoneCastle - ArrowMark Asset Management to acquire the SAM platform and serve as the investment adviser to StoneCastle Financial Corp. (“BANX”) ▪ ArrowMark intends to seek to maximize stockholder benefits through the combination of its $8.3B credit investment management business and SAM’s platform for significant banking - related investment capabilities ▪ There will be no change to our current investment strategy or advisory fees paid to the adviser; stockholders will not incur any expenses related to the Transaction contemplated in this presentation StoneCastle Asset Management ArrowMark Partners ▪ StoneCastle Asset Management serves as the manager of StoneCastle Financial Corp. (NASDAQ: BANX) ▪ 6 - year track record of delivering BANX stockholders stable income and returns ▪ Specialized investment management platform focused on community banks ▪ Uses proprietary RAMPART software to monitor bank investments and provide operational leverage ▪ StoneCastle name is well - known as an expert in the banking industry and highly respected by both banks and regulators ▪ Leading investment firm established by veteran investment professionals with: - $18.9 billion of assets under management firmwide, - $8.3 billion invested in credit investment strategies, and - $2.5+ billion invested in banking - related sector ▪ 1940 Act public fund management expertise, managing $4.3 billion of assets across multiple mutual funds ▪ Significant experience and sourcing capabilities to identify and originate bank and bank - related assets Data a s of 9/30/2019 3

TRANSACTION SUMMARY ArrowMark to acquire SAM’s Bank Investment Platform ▪ Combination of StoneCastle Asset Management and ArrowMark’s bank investment platforms - Create potential for best - in - class investment adviser: StoneCastle - ArrowMark Asset Management, LLC (“SAAM”) - Bring ArrowMark’s pipeline of new assets to BANX to seek to increase earnings per share Proposal to BANX Stockholders ▪ We are asking for stockholder approval to: 1. Appoint SAAM as the new investment adviser 2. Elect a new slate of directors, including two existing independent directors, increasing the board from five to eight directors (six of which will be independent) ▪ No change to advisory fees paid to the Adviser ▪ No expenses to be incurred by BANX related to the Transaction or BANX stockholders in the proxy solicitation process Dividend & Distributions Under the New Investment Adviser 1 ▪ Management expects BANX to declare a special dividend of $0.10 per share to be paid at the regular June dividend date upon the acquisition of certain Pipeline Assets described herein: - SAAM intends to sell certain lower - yielding assets held by BANX to fund the purchase of ArrowMark’s higher - yielding Pipeline Assets - As a consequence, the Company would accelerate and recognize income. SAAM expects that StoneCastle Financial will declare and pay a special dividend of $0.10 per share upon such disposition and acquisition of assets ▪ Management currently anticipates that BANX’s regular quarterly cash dividend could be increased in 2020, following such disposition and acquisition of assets 1 Stockholder Approval Enables Complementary Investment Capabilities To Align & Deliver Enhanced Stockholder Value Rationale: Enhance investment and expanded origination capabilities, enabling the combined platform to pursue growth of assets under management, further diversify the investment portfolio and capture a broader range of investment opportunities (1) However there can be no assurances as to the acquisition of the Pipeline Assets and all dividends are subject to approval by the board of directors serving at the time of approval. 4

STRATEGIC RATIONALE

Integrating SAM's community banking investment expertise with ArrowMark's established investment platform should position BANX to deliver significant stockholder value in both the near- and long-term

StoneCastle-ArrowMark Asset Management Expects to Deliver Enhanced Stockholder Value

- Focus on continuity and investments consistent with past success of delivering stockholders with attractive risk-adjusted returns
- Ability to grow total assets under management from ArrowMark's proposed pipeline of alternative capital securities and potentially necessitate additional capital raises, thereby increasing stockholder secondary market liquidity[1]
- Maximize the full depth and breadth of integrated investment capabilities of two successful advisers
- **Primary goal to generate additional interest income, increase portfolio diversification and enhance dividend yield for stockholders**

Complementary Investment Management Strategies

- Combined platform able to invest in small and large banking-related opportunities
- Powered by a combination of:
  - StoneCastle's specialized community banking investment platform and RAMPART system
  - ArrowMark's infrastructure and size should enable access to larger range of investment opportunities

Near-term Revenue Benefits, and Scale & Operating Efficiencies

- StoneCastle-Arrowmark intends for BANX to acquire at least $30 million of bank-related assets from ArrowMark's near-term deal pipeline
- SAAM intends to target assets that it believes can achieve a coupon of Libor + 9-10% (the "Pipeline Assets")[2]
- ArrowMark believes that BANX would benefit from ArrowMark's $4.8 billion corporate credit and lending business including its large deal flow

Proposed impact on StoneCastle Financial Corp.

- No change to the investment strategy of investing in bank and banking-related securities
- Sanjai Bhonsle (head of AMP's credit platform) will assume role of Chairman and CEO of BANX
- Board: Increase independent directors to six and increase board members to eight
- No change to advisory fees
- Management intends to increase BANX's regular quarterly dividend in 2020 upon the acquisition of Pipeline Assets[3] (see page 4)

(1) BANX shares must be trading at a premium to NAV at such time that BANX wishes to issue additional shares
(2) There can be no assurance that SAAM will be successful in acquiring investments that meet such criteria, or if it does, that such investments will return the yields SAAM expects
(3) Dividends are subject to Board approval and BANX may not achieve returns sufficient to support the dividend as described

5

CONTINUITY OF STRATEGY

StoneCastle-ArrowMark Asset Management intends to continue to execute BANX's current investment strategy of generating stable, attractive risk-adjusted returns and capital preservation for BANX stockholders

- **Continued focus on bank-related investments** to preserve capital and generate stable current income and distributions for BANX stockholders, and to a lesser extent, capital appreciation

- **Acquisition of StoneCastle's specialized investment platform and related assets should position BANX to participate in an additional market for larger transactions** while preserving the regional and community bank deals StoneCastle has originated over the past 6 years. StoneCastle will transfer its proprietary RAMPART software and database system to track bank investments to StoneCastle-ArrowMark in the Transaction

- **StoneCastle Partners committed to facilitating orderly transition to StoneCastle-ArrowMark**
  - Joshua Siegel has agreed to continue to advise the Company as a member of the board of managers of StoneCastle-ArrowMark
  - Transition services agreement with StoneCastle Partners to ensue orderly transition
  - Potential for ongoing origination and sourcing opportunities for BANX through StoneCastle Partners' vast bank and referral network

- **Proposed continuity of BANX Officers & Directors**
  - Patrick Farrell to continue as CFO of BANX[1]
  - Julie Muraco to continue as head of Investor Relations of BANX
  - Alan Ginsberg to continue as an independent director of BANX
  - Rachel Schatten to continue as General Counsel of BANX[1]
  - Emil Henry to continue as lead independent director of BANX

- **StoneCastle Partners will continue to operate as an ongoing standalone company**
  - ArrowMark Partners is only acquiring StoneCastle Asset Management's investment platform, which has served as the investment adviser to BANX since its inception (November 2013)
  - StoneCastle Partners and its affiliates, managing and servicing over $18 billion of deposits, will continue to operate its deposit management and financial technology businesses, service the 800+ community banks in its deposit network
  - These banks will occasionally need capital and StoneCastle Partners expects to refer these opportunities to StoneCastle-ArrowMark

(1) Subject to a Transition Services Agreement

6

WHO IS ARROWMARK PARTNERS?

ArrowMark is an established $18.9 billion, multi-asset investment management company with significant expertise in the banking sector, investing over $2.5 billion in bank-related investments

ArrowMark Partners At-A-Glance

- Manage alternative, traditional, and **customized investment strategies** in public and private vehicles
- 68 employees
- 41 tenured investment professionals
- **100% privately-owned**
- Headquartered in Denver, CO with presence in California, London, and New York

$18.9 billion in Assets Under Management


By Asset Type ($B)
Credit & Multi-Asset, $3.6
CLO, $4.7
Equity, $10.5
By Investor Type ($B)
Other, $1.0
Family Office / HNW, $2.3
Corporate / Public, $3.0
Retail / Intermediary, $3.1
CLO Funds, $4.7
Sub-Advisory, $4.7

Culture Focused on Partnering With Clients to Achieve Unique Objectives

Risk-First Fundamental Research	▪ Strong belief that **downside mitigation is critical for long-term success** ▪ Disciplined investment process based on proprietary, fundamental analysis
Specialized and Agile Platform	▪ Established platform for capturing opportunities from compelling, niche markets ▪ Focused on segments where our **relationships, scale and reputation** offer sourcing advantages
Team Experience and Continuity	▪ **Cross-disciplinary expertise**, intensely collaborative, highly integrated culture ▪ Decades of experience working together through multiple market cycles
Client Alignment	▪ Privately-owned firm **driven by client needs**, not corporate mandates ▪ Long-term perspective that places client best interests at the core of all it does

Data as of 9/30/2019

7

ARROWMARK MILESTONES AND HISTORY

Focused on building an enduring investment firm by aligning human capital with client need and market opportunity


Firm Assets Under Management by Asset Type
Credit & Multi-Asset
CLO
Equity
AUM: $1.0B
AUM: $18.9B
2007 / 2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019*

*As of 9/30/2019.

2007 / 2008

ArrowPoint Partners

Firm Inception

Founding partners (Corkins & Reidy) set out to build an enduring investment management firm, leveraging their collective years of experience and time-tested fundamental approach to deliver solutions that address client needs

Abrell joins to focus on securitized credit opportunities

2009

Launched inaugural multi-asset absolute return strategy, **Fundamental Opportunity**

Participated in U.S. Federal Reserve TALF program, leading to launch of **Structured Opportunity**

2010

Demand for yield created opportune time to launch **Income Opportunity** as an alternative to traditional fixed income

2011

Bhonsle joins to broaden securitized credit and leveraged loan expertise

2012

Issued **first broadly syndicated CLO, Elevation 2013-1**

Acquired Larkspur-based Aster Investment Management and **Meridian mutual funds**

Meridian Funds

Meade & Schaub join with small / mid-cap expertise

Launched **Small Cap Growth strategy**

2013

Issued **first middle-market CLO, Peaks I**

Launched first dedicated Regulatory Capital Relief fund, **Global Opportunity**

2014

Opened NYC office with expansion of credit team

First recognized as one of the **"Best Places to Work in Money Management"** by Pensions & Investment

2015

Launched **Global Opportunity II**

2016

ARROWMARK PARTNERS

Changed firm name

2017

Established **London presence**

2018

Expanded specialty lending capabilities to include **CRE financing, with Bridge Lending** focus

Issued **first static CLO, Après I**

8

BENEFITS OF BUSINESS SYNERGIES WITH ARROWMARK

ArrowMark's Investment Experience Matters

- Demonstrated track record of identifying investment opportunities in the banking sector driven by team members with decades of industry experience, including roles at global financial institutions
- ArrowMark's considerable banking sector experience includes proprietary expertise investing over $2.5 billion in alternative capital securities issued by regulated banking institutions, also referred to as "regulatory capital" securities
- ArrowMark's scale, reputation and network of relationships with bank issuers represent a significant market advantage
- StoneCastle has worked with Arrowmark in the past, investing in two alternative capital securities, or regulatory capital transactions, of this type in the past year that were sourced through ArrowMark

Alternative / Regulatory Capital Securities Overview

- Though alternative capital securities are attractive investments, they are difficult to source with barriers to entry for many investors
- These investments are typically privately issued in large increments ($50 million or more); active investors in the space are typically much larger than BANX
- ArrowMark has a substantial 2020 pipeline of investment opportunities and intends to allocate at least $30mm of new alternative capital securities opportunities to BANX following the closing of the Transaction

ArrowMark's Alternative Capital Track Record

ArrowMark's alternative capital (or "regulatory capital") investment track record demonstrates the firm's strong sourcing, structuring, fundamental research, and risk management efforts

$2.5bn

invested in Alternative Capital Securities since 2010

Alternative Capital Performance Within ArrowMark's Current Multi-Asset Portfolio[1]

2/1/2011 – 10/31/2019	Yield to Maturity[2]	Annualized Since Inception	Standard Deviation
AMP Alt. Capital Composite (Gross Total Return)	**11.04%**	**13.45%**	**1.75%**
Barclays High Yield	5.70%	6.42%	5.66%
Barclays Aggregate	2.23%	3.54%	2.91%
S&P/LSTA Lev Loan	6.19%	3.72%	3.96%

As of 10/31/2019. **Past performance is no guarantee of future results and there can be no assurance that BANX will achieve returns similar to those of other funds AMP has managed.**

(1) Performance figures are based on aggregate regulatory capital investments within the ArrowMark Fundamental Opportunity Fund, L.P. and do not reflect deduction of advisory fee, performance fee or other expenses. Total returns reflect month-to-month changes in security valuations and income generation. Annualized since inception figures are calculated as a linked monthly return. Data from 2/1/2011 to 10/31/2019.

(2) There can be no assurance that SAAM will be successful in acquiring investments that meet such criteria, or if it does, that such investments will return the yields SAAM expects.

9

ILLUSTRATION OF ARROWMARK’S PROPOSED VALUE - ADD TO BANX PORTFOLIO ArrowMark has a substantial 2020 pipeline of investment opportunities and intends to allocate at least $ 30 mm of new alternative capital securities to the BANX portfolio following the Transaction ▪ Sample illustration of a portfolio asset : – Alternative Capital Security currently owned by BANX in 2019 – Pricing of 3M LIBOR + 10.00% – 5 - year maturity ▪ Model of net annual cash flows that could be generated : ▪ Potential net annual asset cash flow contribution from portfolio assets The information presented on this slide is for illustration purposes only and does not include modeled assumptions. It is not n ecessarily representative of StoneCastle Financial Corp.’s overall performance and results may vary significantly. As is the case with any credit instrument, alternative capital investments ar e s ubject to various risks and there can be no assurances as to the performance of these, if acquired . Federal Reserve if St. Louis - 3 - Month London Interbank Offered Rate (LIBOR), based on U.S. Dollar (11/29/2019). Portfolio Asset L+10.00% $10,000,000 Initial Yield Annual Cash Flow Interest Income L+10.00% 1,190,000$ Less: Debt Coupon L+2.35% 425,000$ Less: Advisory Fees 1.75% 175,000$ Net Asset Cash Flow 5.90% 590,000$ $590,000 $10,000,000 $20,000,000 $30,000,000 $40,000,000 L +8.00% $390,000 $780,000 $1,170,000 $1,560,000 L +9.00% $490,000 $980,000 $1,470,000 $1,960,000 L +10.00% $590,000 $1,180,000 $1,770,000 $2,360,000 L +11.00% $690,000 $1,380,000 $2,070,000 $2,760,000 10

STONECASTLE-ARROWMARK ASSET MANAGEMENT (SAAM) & BANX GOVERNANCE

Proposed Officers and Executives of BANX and SAAM

- Sanjai Bhonsle (Partner, ArrowMark) intends to serve as the new Chief Executive Officer of BANX, taking over for Joshua Siegel who served as the Chairman and CEO since the Company's formation. Mr. Bhonsle would also serve on the Board of Directors as an Interested Director and Chairman.
- Mr. Siegel will continue his involvement on the Board of Managers for StoneCastle-ArrowMark Asset Management (the adviser to the Company)
- Patrick Farrell will continue to serve as the CFO[1]
- Rachel Schatten will continue to serve as the General Counsel[1]
- Rick Grove, CCO of Arrowmark Partners, has been designated as the new Chief Compliance Officer
- Julie Muraco will continue to serve as the head of investor relations

Proposed Board of Directors and Management Chart of StoneCastle Financial Corp.


Existing
Independent Directors
New
Independent Directors
New
Interested Director
New
Interested Director
Alan Ginsberg (Director)
Emil Henry (Lead)
John S. Emrich (Audit)
Michael Stolper (Nominating)
Guy M. Arnold (Director)
Michael P. Van Praag (Director)
Karen Reidy (Director)
Sanjai Bhonsle (Chairman)
Continuing role with Company or Adviser
New Individual (affiliated with ArrowMark)
New Individual (independent)
StoneCastle Financial Corp. (NASDAQ: BANX)
StoneCastle-ArrowMark Asset Management ("SAAM") (External Adviser)
SAAM Board of Managers
Sanjai Bhonsle
Karen Reidy
Joshua Siegel
Sanjai Bhonsle (CEO)
Patrick Farrell (CFO)
Rachel Schatten (GC)
Rick Grove (CCO)
Julie Muraco (IR)

(1) Subject to a Transition Services Agreement

11

WE NEED YOUR VOTE: ANTICIPATED TIMELINE AND PROPOSAL OVERVIEW Proxy Statement - Proposal 1: New Investment Advisory Agreement ▪ StoneCastle - ArrowMark Asset Management (“SAAM”) to serve as the successor investment adviser to StoneCastle Financial Corp ▪ No change to investment advisory fees from current advisory agreement ▪ All material terms of the investment advisory agreement will remain unchanged Proxy Statement - Proposal 2: Board of Directors ▪ As a result of the Transaction, the Investment Company Act of 1940 requires that the Company to be comprised of 75% non - interested (“Independent”) directors, increasing the independence of the board of directors ▪ All the directors (including the current directors) will be appointed/reappointed at this time ▪ The board will expand to eight (8) directors; six of the eight (75%) directors will be Independent Directors (“Independent”) The closing of the Transaction is expressly conditioned upon receipt of the requisite stockholder approval of Proposal 1 and Proposal 2 December 2019 January 2020 Planned Timeline of Events ▪ StoneCastle’s Board of Directors unanimously recommends that stockholders vote “FOR” the new investment advisory agreement (“Proposal 1”) and “FOR” the election of the Board’s director nominees (“Proposal 2”) named herein and in the Proxy Statement ▪ Preliminary Proxy Statement expected to be filed with the SEC in December 2019 ▪ Special Meeting of stockholders will be called to vote on Proposal 1 and Proposal 2, to be described in the definitive Proxy Statement ▪ Proxy voting options will be conducted by email, phone, and mail ▪ Closing of ArrowMark’s Transaction currently expected in Q1 2020 ▪ Following the closing, SAAM to assume day - to - day investment advisory role of BANX in transition In order for the Transaction to close both PROPOSAL 1 and PROPOSAL 2 must both receive the requisite approval of BANX stockholders 12

APPENDIX BIOGRAPHIES

NEW MANAGEMENT BIOGRAPHIES Sanjai Bhonsle | Chief Executive Officer Sanjai joined ArrowMark in October 2012 and serves as Partner and Portfolio Manager for ArrowMark's leveraged loan investment s a nd CLO funds. Prior to joining ArrowMark, he founded MB Consulting Partners in 2009, where he specialized in financial and operation al restructuring advisory to stressed and distressed middle - market companies. With more than 10 years of restructuring experience, he has led sev eral assignments across various industries. Sanjai was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Bla cks tone Group, and member of the Investment and Management Committee (2005 - 2009). Prior to joining GSO Capital Partners, Sanjai was an Assistant Po rtfolio Manager for RBC Capital Partners’ debt investment group and was a member of the Investment Committee (2001 - 2005). He also led th e group’s restructuring efforts related to distressed investments and represented the firm’s interests on creditor committees. From 199 9 - 2 001, Sanjai was a Senior Investment Analyst at Indosuez Capital Partners. Sanjai received a bachelor’s degree in Mechanical Engineering from th e U niversity of Wisconsin – Madison and an MBA from the Eli Broad Graduate School of Management at Michigan State University. Rick Grove | Chief Compliance Officer and Secretary Rick is the Chief Compliance Officer at ArrowMark Partners. He was previously Vice President and Chief Compliance Officer for Bl ack Creek Global Advisors (2007 - 2008). Prior to that position, Rick served as Vice President and Chief Compliance Officer for Madison Capital Man agement (2005 - 2007), Assistant Vice President and Director of Compliance at Janus Capital Group (1993 - 2005), and Fund Accountant for Oppenheim er Funds (1992 - 1993). Rick graduated from the University of Wyoming with a bachelor’s degree in Accounting. 14

NOMINATED EXISTING DIRECTOR BIOGRAPHIES

Alan Ginsberg | *Class I Director*
Mr. Ginsberg has served as an Independent Director since [2013]. Mr. Ginsberg has more than 30 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers Inc. in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at Donaldson, Lufkin & Jenrette through the merger with Credit Suisse First Boston until 2004, when he was recruited to head HSBC Bank USA's Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Bank of America Securities Financial Institutions Group. Currently, Mr. Ginsberg is a Managing Director at Barclays and has advised on more than 70 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves on Yale's Peabody Museum Advisory Board, and he served as a Senior Advisor to SCP from 2010 until May 2013.

Emil W. Henry Jr. | *Class I Director (Lead Independent Director)*
Mr. Henry has served as an Independent Director since [2013]. Mr. Henry is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm's investment activities. Mr. Henry began the formative part of his career at Morgan Stanley in the mid-1980s in that firm's merchant banking arm where he executed management buyouts for Morgan Stanley's flagship private equity fund. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

15

NOMINATED NEW DIRECTOR BIOGRAPHIES

Sanjai Bhonsle | *Class III Director & Chairman (See Management Biography)*

Karen Reidy | *Class I Director*
Ms. Reidy is a founding Partner and co-manages ArrowMark's collateralized loan obligation and specialty finance investments and research analyst team. Prior to founding ArrowMark, Ms. Reidy served as Executive Vice President and Portfolio Manager at Janus Capital, managing $10 billion for two strategies: Janus Balanced Fund and Janus Core Equity Fund, as well as institutional separate accounts (2000-2005). Ms. Reidy was also the Assistant Portfolio Manager of the Janus Fund (1998-2000). She joined Janus Capital as an equity analyst in 1995. Prior to Janus Capital Group, she worked at PricewaterhouseCoopers LLC in the audit and mergers and acquisitions departments. Ms. Reidy graduated from the University of Colorado with a bachelor's degree and holds the Chartered Financial Analyst designation.

Michael P. Van Praag | *Class II Director*
Mr. Van Praag has an extensive background in the financial industry as a JPMorgan Chase executive with over 35 years of experience in banking, commercial lending, cash management, treasury services and capital markets. Based upon his depth of experience, Mr. Van Praag possesses a keen understanding of the securities industry and banking-related activity that is of direct relevance to BANX's investment strategy. He also holds a Master of Business Administration degree in Banking and Finance.

Michael Stolper | *Class II Director*
Mr. Stolper provides broad financial advisory and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 35 years. Based upon his years of experience, he possesses a keen understanding of the securities industry and the regulatory framework applicable to it, including the Funds. He also holds a Master of Arts degree in Finance.

Guy M. Arnold | *Class III Director*
Mr. Arnold has extensive leadership experience in the financial services industry, having held leadership positions at various investment management firms for over 20 years. As President of Dividend Capital Diversified Property Fund, Mr. Arnold oversaw all aspects of a $2.9 billion real estate investment trust ("REIT") and he is currently the Owner and Manager of GMA Holdings, LLC a commercial real estate investment firm. Mr. Arnold also served as a member of the Board of Directors for Steele Street Bank & Trust and is a member of the Board of Directors of the Children's Hospital of Colorado Finance Committee. Mr. Arnold received his Bachelor of Arts degree from the University of Virginia and has been working in the financial services industry since his graduation in 1990.

John S. Emrich | *Class III Director*
Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.

16